UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2026

ZOOMCAR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40964	99-0431609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Anjaneya Techno Park, No.147, 1st Floor Kodihalli, Bangalore, India	560008
(Address of principal executive offices)	(Zip Code)

+918048821871

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NA	NA	NA

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on January 23, 2026, Zoomcar Holdings, Inc. (the “Company”) commenced an offer to exchange (the “Offer to Exchange”) certain of its outstanding warrants for shares of the Company’s common stock, par value $0.0001 per share, on the terms and subject to the conditions set forth in the Company’s Tender Offer Statement on Schedule TO, originally filed with the Securities and Exchange Commission (the “SEC”) on January 23, 2026, as amended (the “Schedule TO”), and the related offer materials, including the Offer to Exchange, dated January 23, 2026, as amended and restated April 15, 2026 (as further amended or supplemented from time to time).

On May 12, 2026, the Company issued a press release announcing the extension of the expiration date of the Offer to Exchange from 5:00 p.m., Eastern Time, on May 11, 2026 to 5:00 p.m., Eastern Time, on June 30, 2026, unless further extended by the Company. The Company also filed Amendment No. 6 to the Schedule TO with the SEC to reflect such extension.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 8.01, including the press release attached as Exhibit 99.1 hereto, is for informational purposes only and does not constitute an offer to buy or the solicitation of an offer to sell any securities. The Offer to Exchange is being made only pursuant to the Schedule TO and the related offer materials, in each case as amended and supplemented from time to time, that the Company has filed and may further file with the SEC. Holders of the Company’s warrants that are subject to the Offer to Exchange are urged to read the Schedule TO and the related offer materials carefully because they contain important information that holders should consider before making any decision with respect to the Offer to Exchange. Holders may obtain free copies of the Schedule TO and the related offer materials, as well as other documents filed by the Company with the SEC, at the SEC’s website at www.sec.gov or from the Company at its website or by contacting the Company’s investor relations department.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements regarding the Offer to Exchange, including the extension, timing, terms and completion thereof; the level of participation by holders; the satisfaction of conditions to the Offer to Exchange (including the increase in the Company’s authorized shares of common stock); the expected effects of the Offer to Exchange on the Company’s capital structure; and other statements that are not statements of historical fact. These forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including: the level of participation in the Offer to Exchange; the ability to satisfy the conditions to the Offer to Exchange; delays in or failure to obtain required stockholder approvals; market, economic and capital markets conditions; regulatory developments; the Company’s operating performance and liquidity; and the possibility that the Company may delay, modify, suspend or abandon the Offer to Exchange. Additional information regarding factors that could cause actual results to differ materially is included under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended March 31, 2025, its subsequent Quarterly Reports on Form 10-Q, and other filings with the SEC. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Zoomcar Holdings, Inc., dated May 12, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOOMCAR HOLDINGS, INC.

Date: May 12, 2026

By:	/s/ Deepankar Tiwari
Name:	Deepankar Tiwari
Title:	Chief Executive Officer

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